                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.                )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              The Registry, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

    [_] Fee paid previously with preliminary materials.

        ________________________________________________________________________


    [_] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

                               THE REGISTRY, INC.
                                189 WELLS AVENUE
                          NEWTON, MASSACHUSETTS  02159



                          December 8, 1997


To Our Stockholders:

  You are cordially invited to attend a special meeting of the stockholders of The Registry, Inc. (the "Company"), which will be held on Tuesday, December 30, 1997 at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 10:00 a.m. (local time).

  At this meeting you are being asked to vote on a proposal to amend the Restated Articles of Organization, as amended, to change the corporate name of the Company to "Renaissance Worldwide, Inc."

  Please read the proxy statement, which describes the proposal and presents other important information. When you have finished reading the statement, please promptly mark, sign, and return your proxy card in the enclosed envelope to ensure that your shares will be represented at the special meeting.

                                    Sincerely yours,



                                    G. DREW CONWAY
                                    President and Chief Executive Officer

                               THE REGISTRY, INC.
                                189 WELLS AVENUE
                          NEWTON, MASSACHUSETTS  02159


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                               December 30, 1997

  Notice is hereby given that a Special Meeting of Stockholders of The Registry, Inc. (the "Company") will be held at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 10:00 a.m. (local time), on Tuesday, December 30, 1997 for the following purposes:

 1. To amend the Company's Restated Articles of Organization to change the corporate name to "Renaissance Worldwide, Inc."

 2. To transact any other business that may properly come before the meeting or any adjournment(s) thereof.

  Stockholders of record at the close of business on December 5, 1997 are entitled to notice of and to vote at the meeting.

  If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.


                                    By Order of the Board of Directors


                                    Richard L. Bugley
                                    Clerk
Newton, Massachusetts
December 8, 1997


  IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                               THE REGISTRY, INC.

                        -------------------------------

                        Special Meeting of Stockholders

                               December 30, 1997

                        -------------------------------

                                 PROXY STATEMENT


  The enclosed proxy is solicited by and on behalf of the Board of Directors of The Registry, Inc. ("The Registry" or the "Company") to be voted at the Special Meeting of Stockholders (the "Meeting") to be held at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 10:00 a.m. (local time), on Tuesday, December 30, 1997 or at any adjournment or adjournments thereof. A proxy may be revoked by a stockholder at any time before it is voted by (i) returning to the Company another properly signed proxy bearing a later date, (ii) otherwise delivering a written revocation to the Clerk of the Company or (iii) attending the Meeting or any adjourned session thereof and voting the shares covered by the proxy in person. Shares represented by the enclosed form of proxy properly executed and returned, and not revoked, will be voted at the Meeting by the persons named in the proxy for the proposal set forth below.

  The expense of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by telephone and telegram from brokerage houses and other shareholders. The Company will reimburse brokers and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals.

  In the absence of contrary instructions, the persons named as proxies will vote in accordance with the intentions stated below. If no instructions are indicated, such shares of common stock, no par value, of the Company (the "Common Stock") will be voted in favor of the Proposal, as hereinafter described. Holders of record of shares of Common Stock at the close of business on December 5, 1997 are entitled to receive notice of and to vote at the Meeting. As of that date, the Company had issued and outstanding _________ shares of Common Stock. Each such share of Common Stock is entitled to one vote on each matter to come before the Meeting.

  Consistent with state law and the Company's by-laws, a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Company to act as the election inspector for the Meeting. The Proposal requires the approval of a majority of the outstanding shares of Common Stock. Abstentions and broker-nonvotes (i.e., shares represented at the meeting held by brokers or nominees as
          ---
to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker nominee does not have discretionary voting power on the particular matter) will have the effect of a vote against the Proposal.

  If a quorum of shareholders is not represented at the Meeting or any adjournment(s) thereof, or if a quorum is present yet, if sufficient votes in favor of the Proposal are not received by the time of the Meeting, then prior to any vote on the Proposal, the persons named as proxies will propose one or more adjournments of the Meeting, and further solicitation of proxies may be made. Any such adjournment(s) may be effected by a majority of the votes cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment(s) those proxies required to be voted against the Proposal.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information with respect to the beneficial ownership of the Company's Common Stock as of November 25, 1997 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each of the Chief Executive Officer and the four other most highly paid executive officers of the Company in fiscal 1997 (collectively, the "Named Executive Officers") and each director of the Company, and (iii) all executive officers and directors of the Company as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned.

    NAME OF DIRECTORS, NAMED EXECUTIVE       SHARES BENEFICIALLY        PERCENTAGE OF
       OFFICERS AND 5% STOCKHOLDERS               OWNED (1)           OUTSTANDING SHARES
------------------------------------------  ----------------------  ----------------------

G. Drew Conway (2)
   President, Chief Executive Officer
   and Class III Director.................            6,997,560(3)                32.0%(3)
Robert P. Badavas
   Class I Director.......................               15,000(4)                   *
Paul C. O'Brien
   Class II Director......................               15,000(4)                   *
Mark W. Biscoe
   Vice President, Northeast Region.......               22,800(5)                   *
Anthony F. Carusone
   Vice President, Southeast Region.......               20,302(5)                   *
James F.J. McKee
   Vice President, Western Region.........               26,900(5)                   *
Robert E. Foley
   Chief Financial Officer and Treasurer..               22,076(4)                   *
Putnam Investments, Inc. (6)..............            1,728,632                    7.9%
All directors and executive officers
   as a group  (6 persons)................            7,729,914                   35.3%


*     Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and includes voting or investment power with respect to the shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for determining the share ownership and percentage of the person holding such options, but are not deemed outstanding for determining the percentage of any other person or group.

(2)  c/o The Registry, Inc.
     189 Wells Avenue
     Newton, MA  02159
(3) Includes (i) 2,200 shares of Common Stock held by trusts for the benefit of Mr. Conway's children for which Mr. Conway serves as trustee, as to which Mr. Conway disclaims beneficial ownership and (ii) 84,000 shares of Common Stock held by the Conway Family Foundation, Inc. as to which Mr. Conway disclaims beneficial ownership.
(4) Includes 10,000 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable with 60 days.

(5) Includes 20,000 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable with 60 days.
(6) The information reported is based on a Schedule 13G, dated June 6, 1997, filed with the Commission by Putnam Investments, Inc. ("PI"), Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PI is a registered investment advisor, in which capacity it advises PIM and PAC and has shared voting power with respect to 82,417 shares and shared dispositive power with respect to 1,728,632 shares. PIM has shared dispositive power with respect to 1,615,515 shares. PAC has shared voting power with respect to 82,417 shares and shared dispositive power with respect to 113,117 shares. MMC is the parent holding company of PI. PI and MMC disclaim beneficial ownership of such shares. PI's address is One Post Office Square, Boston, MA 02109.


     APPROVAL OF AMENDMENT TO RESTATED ARTICLES OF ORGANIZATION

GENERAL

     The Board of Directors of the Company has approved, and recommends to the shareholders of the Company, the authorization of an amendment to the Company's Restated Articles of Organization, as amended (the "Restated Articles"), to change the Company's corporate name from "The Registry, Inc." to "Renaissance Worldwide, Inc."

     The Company was founded in 1986 as a provider of information technology
(IT) consultants. Since its founding the Company has completed a number of acquisitions, acquiring a number of businesses which perform network consulting, management consulting and client/server system integration services. Because of the Company's diversification beyond its IT consulting origins, the Board believes it is time to adopt a name more descriptive of its expanded scope. Recognizing also that the Company has also enjoyed geographic expansion (as of the date of the proxy statement, the Company maintained offices in 67 locations worldwide), the Board recommends the adoption of "Renaissance Worldwide, Inc." as the Company's new name. The new name already enjoys some recognition in the marketplace. Renaissance Solutions, Inc. was, before being acquired in July of 1997 by the Company, a public company providing management consulting and systems integration services. Currently, "Renaissance Solutions, Inc." is the name of the Company's management consulting and client/server systems integration services business. Also, the Company's Renaissance Solutions, Inc. subsidiary has used a logo incorporating the name "Renaissance" for several years. The Company also anticipates launching a marketing campaign to educate the marketplace regarding the name change, if such name change is approved. As a result, the Board believes that even with the change, the general public will continue to distinctively identify the Company, while at the same time recognize that the Company is broadening its service offerings.

     If the proposed amendment to the Restated Articles is authorized by the shareholders, the change will become effective when articles of amendment are filed with the Secretary of State of The Commonwealth of Massachusetts, which would be expected to occur shortly after shareholder approval of the amendment. Stock certificates of Common Stock would be retained by shareholders and would not need to be exchanged for certificates containing the Company's new name.

PROPOSAL

     The Board of Directors has approved and is submitting to shareholders for their authorization an amendment to Article 1 of the Restated Articles, so that as amended, Article 1 would read in its entirety as follows:

          "1. The name by which the corporation shall be known is: Renaissance Worldwide, Inc."

RECOMMENDATION

     The Board believes that the proposal is in the best interests of the Company and its shareholders. It is the intention of the persons named as proxies to vote the shares to which the proxy relates to authorize the change in corporate name as provided in the Proposal. The change will not take effect if the Proposal is not approved.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                               THE REGISTRY, INC.

 Proxy Solicited on Behalf of the Board of Directors of The Registry, Inc. for
                 a Special Meeting to be held December 30, 1997

[PROXY]

     The Undersigned appoints Robert E. Foley and Richard L. Bugley, and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote all shares of Common Stock of The Registry, Inc. held by the undersigned at the Special Meeting of Stockholders to be held at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts 02110 at 10:00 a.m. (local time), on Tuesday, December 30, 1997, and at any adjournments thereof for the purposes set forth on the reverse side. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such matters that may properly come before the meeting. All previously dated proxies given by the undersigned in respect to said meeting are hereby revoked.

[x] Please mark voted as in this example.


1. To amend the Company's Restated Articles of Organization, as amended, to change the corporate name of The Registry, Inc. to "Renaissance Worldwide, Inc."

           FOR               WITHHELD
           [ ]                 [ ]

2. To transact any other business that may property come before the meeting or any adjournment thereof.

                              MARK HERE FOR ADDRESS CHANGE AND
                              NOTE AT LEFT [ ]

                              Note: Please sign exactly as name appears on this card and date. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in partnership name.


Signature:______________ Date:_________ Signature:______________ Date:__________